CONSENT, REAFFIRMATION, AND RELEASE AGREEMENT


            This Consent, Reaffirmation, and Release Agreement (the "Agreement") is entered into this 14th day of July, 1997, between and among United States National Bank of Oregon ("U. S. Bank"), Agrotec Williams, Inc., Aptek Williams, Inc., Hardee Williams, Inc., Kenco Williams, Inc., NESC Williams, Inc., Premier Plastic Technologies, Inc., Techwood Williams, Inc., Waccamaw Wheel Williams, Inc., Williams Automotive, Inc., Williams Controls, Inc., Williams Controls Industries, Inc., Williams Technologies, Inc., Williams World Trade, Inc., Ajay Sports, Inc., Ajay Leisure Products, Inc., Ajay Leisure de Mexico C.V. de S.A., Leisure Life, Inc., Palm Springs Golf, Inc., and Thomas W. Itin.

                                    RECITALS

            A. U. S. Bank,  First  Security  Bank of Idaho,  N.A.,  and SunTrust
Bank, South Florida, National Association (the "Banks") extend an operating credit facility to Williams Controls, Inc. ("Williams"), pursuant to the terms of a revolving loan agreement dated as of July 25, 1995 (as such loan agreement has been amended by the first amendment thereto dated as of June 30, 1996) (collectively, the "Williams Loan Agreement"). Williams executed a security agreement granting the Banks liens and security interests in all or substantially all of Williams' personal property to secure Williams' obligations to the Banks pursuant to the Williams Loan Agreement.

            B. Agrotec Williams, Inc., Aptek Williams, Inc., Hardee Williams, Inc., Kenco Williams, Inc., NESC Williams, Inc., Premier Plastic Technologies, Inc., Techwood Williams, Inc., Waccamaw Wheel Williams, Inc., Williams Automotive, Inc., Williams Controls Industries, Inc., Williams Technologies, Inc., and Williams World Trade, Inc. (collectively, the "Williams Guarantors") executed guaranty agreements whereby they guaranteed the payment of Williams' obligations to the Banks in respect of the credit facility extended pursuant to the Williams Loan Agreement. In addition, the Williams Guarantors executed security agreements granting the Banks liens and security interests in all or substantially all of the Williams Guarantors' personal property to secure the obligations of the Williams Guarantors and Williams to the Banks.

            C. U. S. Bank extends an operating credit facility and a bulge loan facility to Ajay Sports, Inc. ("Ajay"), pursuant to the terms of a revolving loan agreement dated as of July 25, 1995 (as such loan agreement has been amended by the first amendment thereto dated October 2, 1995, and the second amendment thereto dated as of February 11, 1997) (collectively, the "Ajay Loan Agreement"). Ajay executed a security agreement (and an amendment thereto) granting U. S. Bank liens and security interests in all or substantially all of Ajay's personal property to secure Ajay's obligations to
U. S. Bank pursuant to the Ajay Loan Agreement.

            D. Ajay Leisure Products, Inc., Ajay Leisure de Mexico C.V. de S.A., Leisure Life, Inc., Palm Springs Golf, Inc. (collectively, the "Ajay Guarantors"), and Williams have executed guaranty agreements whereby they guaranteed the payment of Ajay3s obligations to U. S. Bank in respect of the credit facilities extended pursuant to the Ajay Loan Agreement. In addition, the Ajay Guarantors and Williams executed security agreements (and amendments thereto) granting U. S. Bank liens and security interests in all or substantially all of the Ajay Guarantors' and Williams' personal property to secure their obligations under their guaranties and to secure Ajay's obligations to U. S. Bank.

            E. The security agreements executed by Williams, Ajay, the Williams Guarantors, and the Ajay Guarantors in favor of U. S. Bank (and all amendments and modifications thereof) are referred to in this Agreement collectively as the "Security Agreements." The personal property of Williams, Ajay, the Williams Guarantors, and the Ajay Guarantors in which U. S. Bank has been granted liens and security interests pursuant to the Security Agreements is referred to in this Agreement collectively as the "Collateral."

            F. The guaranties executed by Williams, the Williams guarantors, and the Ajay Guarantors in favor of U. S. Bank (and all amendments and modifications thereof) are referred to in this Agreement as the "Guaranties." The Guaranties, the Security Agreements, and the Aptek Mortgage (as that term is defined in paragraph 1.2(c) below) are referred to collectively in this Agreement as the "Collateral Documents."

            G. The total amount owed by Williams pursuant to the Williams Loan Agreement and the promissory note executed in connection therewith is referred to below as the "Williams Obligation." The total amount owed by Ajay pursuant to the Ajay Loan Agreement and the two promissory notes executed in connection therewith is referred to below as the "Ajay Obligation." The Williams Obligation and the Ajay Obligation are referred to collectively in this Agreement as the "Obligations." The Obligations include $76,810.50 for legal fees and costs incurred by U.S. Bank, $52,500 in respect of a loan fee owed by Williams to U.
S. Bank, and $20,999.98 for appraisals and other out-of-pocket expenses incurred by U. S. Bank in connection with its banking relationship with Williams and Ajay.

            H. As of July 14, 1997, Williams owed U. S. Bank the principal amount of $16,895,372.81 and accrued interest of $144,251.64.

            I. As of July 14, 1997, Ajay owed U. S. Bank the principal amount of
$7,301,716.66 and accrued interest of $33,139.12 in respect of the operating credit facility extended by U. S. Bank to Ajay. In addition, as of that date, Ajay owes U. S. Bank the principal amount of $4,750,000 and accrued interest of $21,243.05 in respect of the bulge loan extended by U. S. Bank to Ajay.

            J. The credit facilities extended by U. S. Bank pursuant to the Williams Loan Agreement and this Ajay Loan Agreement expire on July 14, 1997. At that time, the Obligations become due and payable in full.

            K. Williams and Ajay have negotiated a new financing arrangement with Wells Fargo Bank, National Association ("WFB"). However, the amount that WFB is willing to lend to Williams and Ajay thereunder would not result in payment in full of the Obligations.

            L. Williams and Ajay have requested U. S. Bank to agree to the proposed refinancing transaction among Williams, Ajay, and WFB and to accept a promissory note from Ajay with respect to the $2,340,000 difference between the amount of the Obligations and the refinancing proceeds (which difference is referred to below as the "Residual Debt"). U. S. Bank is willing to do so, subject to the terms and conditions of this Agreement.

            NOW,  THEREFORE,   for  valuable  consideration,   the  receipt  and
sufficiency of which hereby are acknowledged, the parties to this Agreement agree as follows:

                                    AGREEMENT

                                    SECTION I

                                The Residual Debt

            I.1 Agreement to Residual Debt. U. S. Bank hereby agrees that if it receives collected funds in the amount of $26,956,033.76 (the "Payment") on or before July 14, 1997, from Williams and Ajay with respect to the Obligations, Williams and Ajay deposit with U. S. Bank cash in the amount of $65,000 (which deposit is to ensure and secure the payment of two letters of credit in the amounts of $36,925.24 and $26,500 issued by U. S. Bank on behalf of Williams and/or Ajay) on or before July 14, 1997, and the conditions precedent specified in paragraph 1.2 below have been satisfied by that date, U. S. Bank will agree to accept payment of the Residual Debt pursuant to the terms and conditions of this Agreement and the Note (as that term is defined below).

            I.2 Conditions Precedent. This Agreement shall be effective only if on or before July 11, 1997, U. S. Bank receives the following (which in the case of the documents and instruments described in items (a) through
(e) below must be fully and duly executed):

            (a)   This Agreement;

            (b) A promissory note from Ajay in the amount of $2,340,000 in the form of attached Exhibit 1 (the "Note");

            (c) A mortgage with respect to Aptek Williams, Inc.3s real property in Broward County, Florida (the "Florida
      Property"), in a form acceptable to U. S. Bank (the "Aptek
      Mortgage");

            (d)   A guaranty from Mr. Itin in the form of attached
      Exhibit 2;

            (e) An intercreditor agreement among Williams, Ajay, the Williams Guarantors, the Ajay Guarantors (collectively, the
      "Obligors"), Mr. Itin, U. S. Bank, and WFB in a form acceptable to U. S. Bank (the "Intercreditor Agreement");

            (f) A copy of the fully executed loan agreement among WFB and the Obligors, the terms of which must be consistent with the terms of the Intercreditor Agreement;

            (g) Assurances satisfactory to U. S. Bank that the Obligors have made arrangements for payment of the documentary stamp taxes, intangible personal property taxes, recording costs, and title insurance premium that will be owing at the time of recording the Aptek Mortgage.

At the time this Agreement becomes effective, it will supersede the Williams Loan Agreement and the Ajay Loan Agreement as the document governing the credit facilities U. S. Bank extends to Williams and Ajay. The Williams Loan Agreement and the Ajay Loan Agreement shall remain in full force and effect until such time, if any, that all of the above-described conditions precedent have been satisfied.

            I.3 Subordination of Lien Position. WFB's agreement to enter into the above-described refinancing transaction is conditioned upon its obtaining first priority liens and security interests in the personal property of the Obligors (other than the Stock, as that term is defined below) and the Florida Property. Upon receipt of the Payment and timely satisfaction of the conditions precedent specified in paragraph 1.2 of this Agreement, U. S. Bank agrees to subordinate its security interests and liens in the Collateral (other than the Stock) to WFB's liens and security interests therein.

                                   Section II
           Continuing Validity of Guaranties and Security Agreements

            II.1 Consent of Guarantors. The Williams Guarantors, Williams, and the Ajay Guarantors, and Mr. Itin hereby acknowledge that they are familiar with the terms of the Note, and consent to those terms and to Ajay executing that note.

            II.2 Reaffirmation of Existing Guaranties (Williams Guarantors). The Williams Guarantors hereby reaffirm their guaranties of all obligations and indebtedness of Williams to U. S. Bank (including Williams' obligations in respect of its guaranty of Ajay's obligations to U. S. Bank pursuant to the
Note), and hereby reaffirm and ratify the terms and conditions of their guaranties. In that regard, the Williams Guarantors acknowledge and agree that they are obligated to immediately pay U. S. Bank all amounts owed by Ajay with respect to the Obligations, including all amounts owed under the Note, if Ajay and Williams fail to do so, and that U. S. Bank has no obligation to proceed first against Ajay, or the Collateral, to recover the amount owed. The Williams Guarantors hereby waive their right to revoke their guaranties until the Note is paid in full.

            II.3 Reaffirmation of Existing Guaranties (Ajay Guarantors and Williams). The Ajay Guarantors and Williams hereby reaffirm their guaranties of all obligations and indebtedness of Ajay to U. S. Bank (including Ajay's obligations to U. S. Bank pursuant to the Note), and hereby reaffirm and ratify the terms and conditions of their guaranties. In that regard, the Ajay
Guarantors and Williams acknowledge and agree that they are obligated to immediately pay U. S. Bank all amounts owed by Ajay with respect to the Note if Ajay fails to do so, and that U. S. Bank has no obligation to proceed first against Ajay, or the Collateral, to recover the amount owed. The Ajay Guarantors and Williams hereby waive their right to revoke their guaranties until the Note is paid in full.

            II.4  Acknowledgment and Reaffirmation of Security  Agreements.  The
Obligors hereby reaffirm their obligations under the Security Agreements, and hereby reaffirm and ratify the terms and conditions of the Security Agreements. The Obligors acknowledge and agree that the security interests in the Collateral granted in the Security Agreements secure payment of the Obligations, including those evidenced by the Note, and any and all modifications, renewals, and extensions of the Note (or substitutions or replacements thereof), whether or not evidenced by new or additional instruments.

            II.5 Financing Statements and Other Documents. Until the Note has been repaid in full, the Obligors will:

            (a) Join with U. S. Bank in executing such financing statements (including amendments thereto and continuation statements thereof), amendments to the Aptek Mortgage, and other documents in form satisfactory to U. S. Bank as U. S. Bank may specify, in order to perfect, or continue the perfection of, the rights in the Collateral granted in the Security Agreements and
      U. S. Bank's rights in the Florida Property granted in the Aptek
      Mortgage;

            (b) Pay, or reimburse U. S. Bank for paying, all costs, expenses, and taxes of filing or recording the same in such public offices as U. S. Bank may designate; and

            (c) Take such other steps as U. S. Bank may direct to perfect (or continue the perfection of) U. S. Bank's interest in the Collateral and the Florida Property.

            II.6 U. S. Bank's Lien in the Stock. Pursuant to the Security Agreements the Obligors granted U. S. Bank a security interest in all existing and subsequently issued securities, stock, and other investment property of the Obligors (the "Stock"). Williams intends to issue approximately 400,000 shares of its stock and transfer those shares to Ajay (which shares, when issued shall constitute part of the Stock and the Collateral). Ajay hereby agrees that, upon the issuance of such shares and the transfer of the shares to Ajay, Ajay will take such steps as are reasonably requested by U. S. Bank to enable U. S. Bank to perfect its security interest in those shares. U. S. Bank agrees that, prior to the occurrence of an Event of Default hereunder, Ajay may sell all or any portion of the shares of stock described in the second sentence of this paragraph without U. S. Bank's consent, provided that the proceeds of sale thereof are applied promptly to Ajay's obligations under the Note. U. S. Bank and Ajay will use good faith efforts to make arrangements with respect to the Williams stock that will permit U. S. Bank to perfect its security interest therein in such a manner that, prior to an Event of Default, Ajay will not be unduly restricted from selling the stock.

            II.7 Release of Claims Against the Banks. Except as specified in the following sentence, the Obligors and Mr. Itin hereby release and forever discharge the Banks, and the Banks' affiliates, agents, principals, successors, assigns, employees, officers, directors, and attorneys, and each of them (collectively, the "Bank Releasees"), of and from any and all claims, demands, damages, suits, rights, or causes of action of every kind and nature that the Obligors and Mr. Itin, or any of them, have or may have against the Bank Releasees, or any of them, as of the date of this Agreement, whether known or unknown, contingent or matured, foreseen or unforeseen, asserted or unasserted, including, but not limited to, all claims for compensatory, general, special, consequential, incidental, and punitive damages, attorney fees, and equitable relief. Notwithstanding the foregoing, nothing herein shall constitute or result in a release of any claims, demands, damages, suits, rights, or causes of action of any kind or nature that the Obligors and Mr. Itin, or any of them, have or may claim to have against First Bank System, Inc., or any of its affiliates.

            II.8 Release of Claims Against the Obligors and Mr. Itin. Except as specified in the following sentence, U. S. Bank hereby releases and forever discharges Mr. Itin, the Obligors, and the Obligors' affiliates, agents, principals, successors, assigns, employees, officers, directors, and attorneys, and each of them (collectively, the "Obligor Releasees"), of and from any and all claims, demands, damages, suits, rights, or causes of action of every kind and nature that U. S. Bank has or may have against the Obligor Releasees, of any of them, as of the date of this Agreement, whether known or unknown, contingent or matured, foreseen or unforeseen, asserted or unasserted, including, but not limited to, all claims for compensatory, general, special, consequential, incidental, and punitive damages, attorney fees, and equitable relief. Notwithstanding the foregoing, nothing herein shall constitute or result in a release of any claims, demands, damages, suits, rights, or causes of action of any kind or nature that U. S. Bank has or may claim to have against the Obligor Releasees in respect of any obligations of the Obligor Releasees under this
Agreement, the Note, the Collateral Documents, the guaranty executed contemporaneously herewith by Mr. Itin, the Intercreditor Agreement, any account agreements, or any other agreements between or among U. S. Bank and any of the parties to this Agreement with respect to ongoing banking services provided by
U. S. Bank.

                                   Section III
                         Representations and Warranties

            III.1 Representations and Warranties. To induce U. S. Bank to enter into this Agreement, the Obligors represent and warrant as of the date hereof as follows:

            (a) The Obligors are corporations duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation;

            (b) The Obligors have the lawful power to own their respective properties and to engage in the respective business they conduct, and are duly qualified and in good standing as foreign corporations in the jurisdictions wherein the nature of the business transacted by them or property owned by them makes such qualification necessary;

            (c) None of the Obligors are in default with respect to any of their existing material indebtedness (except as previously has been disclosed in writing by or to U. S. Bank);

            (d) The making and performance of this Agreement, the Note, and the Aptek Mortgage will not (immediately, with the passage of time, the giving of notice, or both) violate the certificates or articles of incorporation or bylaws of any of the Obligors, or violate any laws or result in a default under any material contract, agreement, or instrument to which any of the Obligors is a party or by which the Obligors or any of their properties are bound;

            (e) The Obligors have the power and authority to enter into and perform this Agreement, the Note, and the Aptek Mortgage, and to incur the obligations herein and therein provided for, and have taken all actions necessary to authorize the execution, delivery, and performance of this Agreement, the Note, and the Aptek Mortgage;

            (f) This Agreement, the Note, and the Aptek Mortgage are, or when delivered will be, valid, binding, and enforceable in accordance with their respective terms;

            (g) The Obligors have good and indefeasible title to the Collateral; and

            (h) The security interests in the Collateral granted to U. S. Bank under the Security Agreements create first and prior liens, except for Permitted Liens (as that term is defined in the Williams Loan Agreement and the Ajay Loan Agreement) and the liens and security interests of WFB (when such liens and security interests are granted and U. S. Bank3s liens become subordinate thereto), upon all of the Collateral.

All of the representations and warranties set forth in paragraph 3.1 of this Agreement shall be deemed made as of the date hereof, and shall survive until the Note has been paid in full.

                                   Section IV
                             Reporting Requirements

            IV.1 Quarterly Reports. Within 45 days after the end of each calendar quarter (60 days in the case of the last calendar quarter of the fiscal year) until the Note has been paid in full, Williams and Ajay shall provide U.
S. Bank with (a) a consolidated and consolidating statement of cash flows and a consolidated and consolidating statement of retained earnings of each of Williams and Ajay for such quarter and for the year to date; (b) a consolidated and consolidating statement of operations of each of Williams and Ajay for such quarter and for the year to date; and (c) a consolidated and consolidating balance sheet of each of Williams and Ajay as of the end of such quarter and for the year to date. All of the foregoing shall be in reasonable detail, and shall be certified by the president, vice president, or chief financial officer to have been prepared in accordance with generally accepted accounting principles (consistently applied) ("GAAP"), subject to year-end adjustments.

            IV.2 Annual Reports. Within 120 days after the close of each fiscal year until the Note has been paid in full, Williams and Ajay shall provide U. S. Bank with (a) a consolidated statement of cash flows and a consolidated statement of stockholders' equity of each of Williams and Ajay for such fiscal year; (b) a consolidated statement of operations of each of Williams and Ajay for such fiscal year; and (c) a consolidated balance sheet of each of Williams and Ajay as of the end of such fiscal year. The statements and balance sheets shall be audited by an independent certified public accountant selected by Williams and Ajay and certified by such accountants to have been prepared in accordance with GAAP and to present fairly the financial position and results of operations of Williams and Ajay, respectively.

            IV.3 Borrowing Base Certificate. Within 45 days after the last day of each calendar quarter until the Note has been paid in full, the Obligors shall submit to U. S. Bank a borrowing base certificate in a form reasonably acceptable to U. S. Bank that identifies in reasonable detail the Borrowing Base (as that term is defined in the loan agreement among WFB, Williams, and Ajay) (and the various components of the Borrowing Base) as of the date of the borrowing base certificate in question. In addition, each borrowing base certificate shall include a certification by an authorized officer of the Obligors that the information in the borrowing base certificate is accurate. U.
S. Bank may require the Obligors to provide U. S. Bank with supporting data with respect to the Borrowing Base, such as summary agings, daily sales journals, and daily cash receipts journals.

            IV.4 Other Information; Access to Books and Records. The Obligors will make available for inspection and audit during normal business hours by duly authorized representatives of U. S. Bank any of their records and furnish
U. S. Bank with any information that U. S. Bank reasonably may request regarding their business affairs and financial condition (other than confidential intellectual property and proprietary information, unless, with respect to proprietary information, U. S. Bank shall enter into an appropriate confidentiality and nondisclosure agreement) within a reasonable time after written request therefor.

                                    Section V
                                     Default

            V.1 Events of Default. The occurrence of any one or more of the following events (each an "Event of Default") shall constitute a default under this Agreement:

            (a) Ajay shall fail to pay any installment of principal or interest or fee payable under the Note within 5 days of the date such payment is due;

            (b) Any of the Obligors shall fail to observe or perform any other obligation to be observed or performed by it hereunder or under any of the Collateral Documents and such failure shall continue for a period of 30 days after such party receives notice of such failure from U. S. Bank;

            (c) The occurrence of an event of default under the WFB Loan Agreement (and such failure shall continue beyond any applicable grace period so as to result in the actual acceleration of the Obligors' obligations thereunder);

            (d) Proceedings in bankruptcy, or for reorganization of the Obligors, or any of them, or for the readjustment of any of their debts, under the Bankruptcy Code, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by any of the Obligors, and with respect to any such proceedings initiated against any of the Obligors, shall not be dismissed or discharged within 60 days of their commencement; or

            (e) A receiver or trustee shall be appointed for any of the Obligors, or for any substantial part of its or their assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of any of the Obligors, and such receiver or trustee shall not be discharged within 60 days of his appointment, or such proceedings shall not be dismissed or discharged within 60 days of their commencement, or any of the Obligors shall discontinue business or materially change the nature of its or their business.

            V.2 Remedies. Following the occurrence of an Event of Default (and subject to the terms of the Intercreditor Agreement), U. S. Bank immediately and without notice to the Obligors may exercise any or all of its rights and remedies under this Agreement, the Note, the Security Agreements, any other agreements between or among the parties, and applicable law, all of which rights and remedies are cumulative.

                                   Section VI
                            Miscellaneous Provisions

            VI.1 Construction. The provisions of this Agreement shall be in addition to those of any guaranty, pledge or security agreement, note, or other evidence of liability now or hereafter held by U. S. Bank, all of which shall be construed as complementary to each other. Nothing herein contained shall prevent the Bank from enforcing any or all other guaranties, pledge or security agreements, notes, or other evidences of liability in accordance with their respective terms.

            VI.2 Notice of Default. The Obligors shall notify U. S. Bank immediately if they become aware of the occurrence of any Event of Default or of any fact, condition, or event that with the giving of notice or passage of time or both, would become an Event of Default or if it or they become aware of any material adverse change in the financial condition (including, without limitation, proceedings in bankruptcy, insolvency, reorganization or the appointment of a receiver or trustee), or results of operations of the Obligors or of the failure of the Obligors to observe any of their undertakings hereunder or under the Collateral Documents.

            VI.3 Change in Location of Collateral. The Obligors hereby agree to notify U. S. Bank of any change in the location of any of the Collateral, of the change in the location of any of their places of business, or of the establishment of any new (or the discontinuance of any existing) place of business within 45 days following any such change, establishment, or discontinuance.

            VI.4 Further Assurance. From time to time, the Obligors will execute and deliver to U. S. Bank such additional documents and will provide such additional information as U. S. Bank reasonably may require to carry out the terms of this Agreement and be informed of the status and affairs of the Obligors.

            VI.5 Enforcement and Waiver by U. S. Bank. Subject to the terms of the Intercreditor Agreement, U. S. Bank shall have the right at all times to enforce the provisions of this Agreement, the Note, and the Collateral Documents in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of U. S. Bank in refraining from doing so at any time or times. The failure of U. S. Bank at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement, or as having in any way or manner modified or waived the same. All rights and remedies of U. S. Bank are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

            VI.6 Expenses of U. S. Bank. The Obligors will, on demand, reimburse
U. S. Bank for all expenses, including the reasonable fees and expenses of legal counsel for U. S. Bank and appraisal fees incurred by U. S. Bank in connection with the administration, amendment, modification, and the enforcement of this Agreement and the Collateral Documents and the collection or attempted collection of the Note, whether occurring before or after an Event of Default hereunder.

            VI.7 Notices. Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when actually received or if sent by certified mail, postage prepaid, return receipt requested, upon the earlier of actual receipt or 5 days after mailing, and addressed, as follows, unless such address is changed by written notice hereunder:

            (i)   If to Ajay or the Ajay Guarantors:

                        Ajay Sports, Inc.
                        1501 E. Wisconsin Street
                        Delavan, Wisconsin  53115
                        Attention: Thomas W. Itin

                  With copies to:

                        Friedlob, Sanderson, Raskin, Paulson & Tourtillott,
                  LLC
                          1400 Glenarm Place, Suite 300
                             Denver, Colorado 80202
                            Attention: Gerald Raskin

            (ii)  If to Williams or the Williams Guarantors:

                        Williams Controls, Inc.
                        14100 S.W. 72nd Avenue
                        Portland, Oregon  97224
                        Attention:  Thomas W. Itin

                  With copies to:

                        Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
                          1400 Glenarm Place, Suite 300
                             Denver, Colorado 80202
                            Attention: Gerald Raskin

            (iii)  If to U. S. Bank:

                      United States National Bank of Oregon
                           111 S.W. Fifth Avenue (T-8)
                             Portland, Oregon 97204
                          Attention: Betty J. Kinoshita

                  With copies to:

                        Miller, Nash, Wiener, Hager & Carlsen LLP
                        Attorneys at Law
                        3500 U. S. Bancorp Tower
                        111 S.W. Fifth Avenue
                        Portland, Oregon  97204-3699
                        Attention:  Louis G. Henry

            VI.8 Applicable LawVI.8 Applicable LawVI.8 Applicable Law. This Agreement is subject to and shall be construed and enforced in accordance with the laws of the state of Oregon, without regard to principles of conflicts of law.

            VI.9 Binding Effect, Assignment, and Entire AgreementVI.9 Binding Effect, Assignment, and Entire AgreementVI.9 Binding Effect, Assignment, and Entire Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and permitted assigns of the parties hereto. The Obligors have no right to assign any of their rights or obligations hereunder without the prior written consent of U. S. Bank. U. S. Bank may assign its rights hereunder to a bank, a financial institution, an insurance company, or an institutional investor or institutional lender. This Agreement and the documents executed and delivered pursuant hereto constitute the entire agreement among the parties and may be amended only by a writing signed on behalf of each party.

            VI.10 SeverabilityVI.10 SeverabilityVI.10 Severability. If any provisions of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

            VI.11 Counterparts VI.11 CounterpartsVI.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

      VI.12 Statutory NoticeVI.12   Statutory NoticeVI.12   Statutory
Notice.  UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY
U. S. BANK CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES, OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY U. S. BANK TO BE ENFORCEABLE.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


UNITED STATES NATIONAL BANK         WILLIAMS CONTROLS, INC.
OF OREGON


By:                                       By:
      Betty J. Kinoshita                              Thomas W. Itin
      Vice President                            President and
                                                Chief Executive Officer


AGROTEC WILLIAMS, INC.              APTEK WILLIAMS, INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


HARDEE WILLIAMS, INC.               KENCO WILLIAMS, INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


NESC WILLIAMS, INC.                       PREMIER PLASTIC
                                            TECHNOLOGIES, INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer

TECHWOOD WILLIAMS, INC.             WACCAMAW WHEEL WILLIAMS,
      INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


WILLIAMS AUTOMOTIVE, INC.           WILLIAMS CONTROLS INDUSTRIES
                                            INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


WILLIAMS TECHNOLOGIES, INC.         WILLIAMS WORLD TRADE, INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


AJAY SPORTS, INC.                   AJAY LEISURE PRODUCTS, INC.


By:                                       By:
      Thomas W. Itin                            Thomas W. Itin
      President and                                   President and
      Chief Executive Officer                   Chief Executive Officer


AJAY LEISURE de MEXICO              LEISURE LIFE, INC.
  C.V. de S.A.


By:                                       By:
      Clarence H. Yahn                          Thomas W. Itin
      Sole Administrator                              Chairman of the Board

PALM SPRINGS GOLF, INC.



By:

      Thomas W. Itin                            Thoms W. Itin
      Chief Executive Officer